                               BERNARD CHAUS, INC.
                               530 Seventh Avenue
                                   18th Floor
                               New York, NY 10018

                                                              October 18, 2004

Mr. Nicholas DiPaolo
530 Seventh Avenue
18th Floor
New York, NY 10018

Dear Nick:

                  As we have discussed, to assist with your need for additional support as the Company has grown through acquisitions, the Company intends to hire a chief operating officer. You will continue to serve as Vice Chairman of the Board. Please indicate, by your signature below, your consent to this modification of your employment agreement with Bernard Chaus, Inc., dated
January 20, 2001, as amended effective as of December 1, 2003.

         Except as amended hereby, your employment agreement shall remain in full force and effect.

                                            Sincerely,

                                            BERNARD CHAUS, INC.

                                            By: /s/Josephine Chaus
                                                __________________
                                                   Josephine Chaus
                                                   Chief Executive Officer

Accepted and Agreed to
as of the date set forth above:

/s/:Nicholas Dipaolo
Nicholas DiPaolo